Filed Pursuant to Rule 497(a)

File No. 333-275154

Filed Pursuant to Section 24(b)

File No. 811-23913

Rule 482 ad

V2

On-chain finance is entering its institutional era.

On December 12, [tag]Mike Cagney, Figure co-founder and executive chairman, takes center stage at DeFi Desert at [tag]Solana Breakpoint with a fireside chat on:

●	How institutional credit markets are moving on-chain
●	What it takes to scale real-world assets in production
●	What’s coming next for on-chain capital markets

Solana Breakpoint comes at an exciting time for us, following a pair of recent announcements: the launch of the RWA Consortium, aimed at moving capital markets to blockchain, and bringing $YLDS to Solana, promoting real-world asset applications in DeFi.

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More information about $YLDS, the face amount certificate issued by Figure Certificate Company, a wholly owned subsidiary of Figure Technology Solutions, Inc. can be found here.

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On-chain finance is entering its institutional era.

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24,297 followers
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The future of digital currency
YLDS is an SEC-registered, yield-bearing stablecoin paying real yield at the overnight rate minus 35 bps. Mint, hold, and transfer stablecoin yield instantly on chain.

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